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                                                                    EXHIBIT 23.1

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to Registration Statement on Form S-3 of our report dated August 15, 1997 appearing on page 39 of Aastrom Biosciences, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1997. We also consent to the reference to us under the heading "Experts."


/s/  PRICEWATERHOUSECOOPERS LLP
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     PRICEWATERHOUSECOOPERS LLP


Bloomfield Hills, Michigan
September 9, 1998